Exhibit 10.37

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 17 C.F.R. 24b-2

PREMIER PURCHASING PARTNERS, L.P.

AMENDMENT NUMBER 7 TO GROUP PURCHASING AGREEMENT

CONTRACT #: PP-NS-347

Product Category: Pulse Oximeters

Price Decrease and Product Code Change

This Amendment Number 7 (“Amendment”), is entered into effective May 1, 2008 (the “Effective Date”), and shall amend and modify the Group Purchasing Agreement (Contract #: PP-NS-347) by and between Premier Purchasing Partners, L.P. (“Purchasing Partners”), and Masimo Americas, Inc. (“Seller”), dated effective March 1, 2006 (the “Agreement”), as follows:

1.	Price Decrease. Effective as of the Effective Date, Exhibit A-3 Price List to the Agreement is hereby amended to change the prices for the Products listed in the attached Schedule 1.

2.	Product Code Change. Effective as of the Effective Date, Exhibit A-3 Price List to the Agreement is hereby amended to change the product code for the Products listed in the attached Schedule 2.

3.	Other Terms and Conditions. All other terms and conditions of the Agreement shall remain in full force and effect.

This Amendment is hereby executed as of the Effective Date by the parties’ authorized representatives set forth below.

PREMIER PURCHASING PARTNERS, L.P. (“Purchasing Partners”)		Masimo Americas, Inc. (“Seller”)

By:	PREMIER PLANS, L.L.C., Its General Partner

By:	/s/ Durral Gilbert	By:	/s/ Jim Beyer

Printed Name:	Durral Gilbert	Printed Name:	Jim Beyer

Title:	Vice President, Operations	Title:	Vice President, National Accounts

By:	/s/ John W. Hargette

Printed Name:	John W. Hargette

Title:	Vice President, Sourcing

Amendment 7 Schedule 1 - Price Decrease		Masimo Americas, Inc. Pulse Oximeters Amendment Effective: 5/1/2008				PP-NS-347
Manufacturer Catalog Number	Item Description	UOM	Qty/UOM	Tier 1 Access Price	Tier 2 […***…], Total Product Purchases ($ Per Calendar Year)	Tier 3 […***…], Total Product Purchases ($ Per Calendar Year)
1970	LNOP BLUE, 10/BOX, INFANT THUMB/TOE SENSOR	Box	10	[…***…]	[…***…]	[…***…]

* Confidential Treatment Requested

Schedule 1

Amendment 7 Schedule 2 -Product Code Change		Masimo Americas, Inc. Pulse Oximeters Amendment Effective: 5/1/2008					PP-NS-347
Old Manufacturer Catalog Number	New Manufacturer Catalog Number	Item Description	UOM	Qty/UOM	Tier 1 Access Price	Tier 2 […***…], Total Product Purchases ($ Per Calendar Year)	Tier 3 […***…], Total Product Purchases ($ Per Calendar Year)
9031	9153	OXIMETER HAND-HELD AUDIO/VISUAL ALARM SATURATION/PERFUSION MASIMO PULSE OXIMETER MULTIPARAMETER HGB PERFUSION UPGRADEABLE FUTURE TECHNOLOGY TRENDING MEMORY BLUE SCREEN GRAPHIC DISPLAY	Each	1	[…***…]	[…***…]	[…***…]

* Confidential Treatment Requested

Schedule 2